UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 11, 2005
                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


      Michigan                        001-32428               30-0030900
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 11, 2005, the Registrant, through a wholly-owned subsidiary company, FM, Inc. ("FM, Inc."), entered into a definitive Amended and Restated Asset Purchase Agreement with C&W Manufacturing, Inc. d/b/a FENCEmaster ("Fencemaster"), a manufacturer of dog kennels, and certain stockholders of Fencemaster, for the acquisition of substantially all of Fencemaster's assets and business (the "Transaction"). The purchase price (the "Purchase Price") to be paid for Fencemaster's assets is approximately $4,024,829.54 plus certain costs and expenses including the costs to cure certain assumed contracts consistent with Section 365 of the Bankruptcy Code. The Purchase price consists of (a) the assumption of a $910,000 debt to Eugene Welding Co. and/or Steelbank, Ltd., subsidiaries of the Registrant; (b) payment of all amounts owned by Fencemaster to Wachovia Bank, National Association which, as of November 10, 2005, was $2,964,829.54; (c) payment of $50,000 to First South Bank, a Tennessee banking corporation; and (d) $100,000 payable to Fencemaster.

     The Asset Purchase Agreement contains representations and warranties of the parties, as well as conditions to closing. Among other conditions is the entering by the United States Bankruptcy Court for the Western District of Tennessee of a Final Order of Sale approving the Transaction, which is subject to higher or better offers. The Transaction is expected to close during the fourth quarter of 2005. However, there can be no assurance that a closing will occur.

     In  addition,   FM,  Inc.  agreed,   upon  a  closing,   to  enter  into  a
month-to-month lease agreement with Gageco Properties with respect to the premises located at 15 Bell Camp Road, Jackson, Tennessee 38301. FM, Inc. has also agreed upon a closing, to enter an employment agreement with David Perkins.

Item 9.01 Financial Statements and Exhibits

Exhibits

     Exhibit  2  Amended  and  Restated  Asset  Purchase  Agreement  dated as of
November 11, 2005, by and among C&W Manufacturing, Inc., David Perkins and Deborah Carpenter, individually, and FM, Inc. and the Exhibits annexed thereto. (Schedules Omitted. Copies of same shall be furnished to the Commission upon request).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 16, 2005

                                  TARPON INDUSTRIES, INC.



                                  By:  /s/ James T. House
                                       -----------------------------------
                                       James T. House, Chief Financial Officer

                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

     THIS AMENDED AND RESTATED ASSET PURCHASE AGREEMENT is made and entered into as of the 11th day of November, 2005 by and by and among FM, INC., a Michigan corporation ("Buyer"); C&W MANUFACTURING, INC., a Tennessee corporation ("Seller"); and Seller's shareholders DAVID PERKINS and DEBORAH CARPENTER (together the "Shareholders").

                                    RECITALS:

     A. Buyer, Seller and Shareholders executed an Asset Purchase Agreement dated October 4, 2005, as amended (the "Original Agreement"). On October 10, 2005, the parties executed an escrow agreement providing for the escrow of the Original Agreement. The parties desire to amend and restate the Original Agreement in its entirety.

     B. On October 21, 2005, an involuntary Chapter 7 Petition was filed against Seller in the United States Bankruptcy Court for the Western District of Tennessee (the "Bankruptcy Court") by three of its trade creditors. Seller anticipates that it will commence a Chapter 11 case in the Bankruptcy Court (the "Case").

     C. Subject to the approval of the Bankruptcy Court, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, certain of Seller's assets, all upon the terms and subject to the conditions set forth in this Agreement.

     In consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINED TERMS

     1.1 Defined Terms. As used in this Agreement, except as otherwise expressly provided, the following terms, when used in capitalized form, shall have the meanings indicated below.

     "Accounts Receivable" means (a) all trade accounts receivable and other rights to payment from customers of Seller and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of Seller, (b) all other accounts or notes receivable of Seller and the full benefit of all security for such accounts or notes and (c) any claim, remedy or other right related to any of the foregoing.

     "Agreement" means this Amended and Restated Asset Purchase Agreement, all Exhibits and Schedules hereto, and all amendments made hereto and thereto by written agreement between the parties.

     "Alternative Transaction" has the meaning ascribed to it in Section 9.1(b).

     "Applicable law" means all applicable provisions of any constitution, statute, law, ordinance, code, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted or issued by any federal, state, local or foreign legislative, executive, judicial or other public authority, agency, department, bureau, division, or court.

     "Assignment   Agreement"  has  the  meaning   ascribed  to  it  in  Section
4.2(b)(vi).

     "Assumed Contracts" has the meaning ascribed to it in Section 2.1.

     "Assumed Liabilities" has the meaning ascribed to it in Section 2.3.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended.

     "Bankruptcy Court" has the meaning set forth in the Recitals to this Agreement.

     "Bidding Procedures" has the meaning ascribed to it in Section 9.1(a) of this Agreement.

     "Bill of Sale" has the meaning ascribed to it in Section 4.2(b)(ii).

     "Break-up Fee" has the meaning ascribed to it in Section 9.3(d).

     "Business" means Seller's business of manufacturing and selling dog kennels.

     "Buyer" shall mean FM, Inc., a Michigan corporation.

     "Case" has the meaning set forth in the Recitals of this Agreement.

     "Closing" has the meaning ascribed to it in Section 4.1.

     "Closing Date" has the meaning ascribed to it in Section 4.2(a).

     "COBRA" has the meaning ascribed to it in Section 5.10.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "Competing Business" has the meaning ascribed to it in Section 10.1(a).

     "Cure Amounts" has the meaning ascribed to it in Section 3.2.

     "Customer" has the meaning ascribed to it in Section 2.1(d).

     "Excluded Assets" has the meaning ascribed to it in Section 2.2.

     "Employee Plans" has the meaning ascribed to it in Section 5.10.

     "ERISA" has the meaning of Employee Retirement Income Security Act of 1974.

     "Final Order" means an order of the Bankruptcy Court in the Case (i) as to which the time to appeal, petition for certiorari, or move for reargument, rehearing or new trial has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument, rehearing or new trial shall then be pending; (ii) as to which any right to appeal, petition for certiorari, reargue, rehear or retry shall have been waived in writing; or (iii) in the event that an appeal, writ of certiorari, reargument, rehearing or new trial has been sought, as to which (a) such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order is appealed; (b) certiorari has been denied as to such order; or (c) reargument or rehearing or new trial from such order shall have been denied, and the time to take any further appeal, petition for certiorari or move for reargument, rehearing or new trial shall have expired without such actions having been taken.

     "First South" shall mean First South Bank, a Tennessee banking corporation.

     "Fixed Assets" has the meaning ascribed to it in Section 2.1(b).

     "Inventories" has the meaning ascribed to it in Section 2.1(a).

     "Landlord" has the meaning ascribed to it in Section 4.2(d)(i).

     "Liens" has the meaning ascribed to it in Section 2.1.

     "Loan Agreement" shall mean the Loan and Security Agreement dated November 23, 2004 between Wachovia and Seller.

     "Marks" has the meaning ascribed to it in Section 2.1(e).

     "Original Agreement" shall mean the Asset Purchase Agreement Buyer, Seller and Shareholders executed dated October 4, 2005, as amended.

     "Perkins" shall mean David Perkins.

     "Person"   means   an   individual,    firm,   partnership,    association,
unincorporated  organization,  trust,  corporation,   government,   governmental
subdivision or agency, or any other entity.

     "Purchased Assets" has the meaning ascribed to it in Section 2.1.

     "Purchase Price" has the meaning ascribed to it in Section 3.1.

     "Transaction Documents" means the Agreement and each of the documents and other agreements delivered and executed in connection with the transactions contemplated hereby.

     "Sale Order" has the meaning ascribed to it in Section 9.1(a).

     "Seller" shall mean C&W Manufacturing, Inc., a Tennessee corporation.

     "Shareholders" shall mean David Perkins and Deborah Carpenter.

     "Wachovia" means Wachovia Bank, National Association, successor by merger to Congress Financial Corporation.

                                   ARTICLE 2
                            CONTEMPLATED TRANSACTIONS

     2.1 Sale and Purchase of Assets. Pursuant to Sections 363 and 365 of the Bankruptcy Code and the Sale Order and subject to the terms and conditions of this Agreement, on the Closing Date, Seller will sell and deliver to Buyer, and Buyer will purchase and accept from Seller, all of Seller's right, title and interest in and to the following assets free and clear of any and all liens (including but not limited to any and all "liens" as defined in Bankruptcy Code ss. 101(37) ("Liens"), claims [including but not limited to any and all "claims" as defined in Bankruptcy Code ss. 101(5)], mortgages, deeds of trust, guarantees, security agreements, security interests, pledges, options, hypothecations, charges, obligations, rights, restrictions, interests and encumbrances in or with respect to any of the following asset (the "Purchased Assets"):

          (a) All of Seller's inventories, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by Seller in the production of finished goods (the "Inventories");

          (b) All fixed assets, machinery, equipment, tools, furniture, fixtures, computers, printers, computer disks and other computer storage devices, computer software, supplies, spare and replacement parts (the "Fixed Assets");

          (c) All Accounts Receivable;

          (d)  All   customer   information,   purchase   orders  and   business
     relationships of Seller with the customers and prospective customers including all outstanding offers or solicitations made by or to Seller to supply finished goods (collectively, the "Customers");

          (e) Seller's right, title and interest in and to the trademarks and service marks used in its business and set forth on Schedule 2.1(e) (the "Marks") and the goodwill related thereto;

          (f)  Seller's  right,  title and interest in, and all rights of Seller
     under,   the  contracts   set  forth  on  Schedule   2.1(f)  (the  "Assumed
     Contracts");

          (g) To the extent allowable by law, all rights or causes of action arising out of occurrences before or after the Closing Date and related to any portion of the Business or Purchased Assets, including third party warranties, guarantees and all related claims, credits, insurance claims, rights of recovery and set-off and other similar contractual rights, as to third parties held by or in favor of Seller and arising out of, resulting from or relating to the Business or the Purchased Assets;

          (h) All accounts, deposit accounts, cash and other cash equivalents held by Seller and general intangibles of Seller, including promissory notes and all other payment or performance obligations and instruments in favor of Sellers;

          (i) Originals or copies of all books, records, correspondence, files, manuals, promotional literature, marketing materials including any underlying art work and other documentation directly relating to the Business or the Purchased Assets or the Assumed Liabilities, and

          (j) Seller's rights to the on-line URL domain name "fencemaster.com", the software listed on Schedule 2.1(j), and goodwill related to the business.

Notwithstanding the foregoing, the transfer of the Purchased Assets pursuant to this Agreement shall not include the assumption of any liability with respect thereof unless the Buyer expressly assumes such liability pursuant to Section 2.3.

     2.2 Excluded Assets. Notwithstanding anything contained in this Agreement to the contrary, the following assets will not be ---------------- included in the Purchased Assets (the "Excluded Assets");

          (a) All executory contracts and unexpired leases of Seller that are not Assumed Contracts;

          (b) All insurance policies and proceeds therefrom not related to the Purchased Assets;

          (c) All "employee benefit plans" (as such term is defined by Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and all other pension, profit sharing or cash or deferred compensation plans and trusts and assets thereof and any other employee benefit plan or arrangement, if any, maintained by Seller;

          (d) All avoidance actions, including those under ss.542-544, 547-551 and 553 of the Bankruptcy Code against entities other than Buyer and such other persons or entities designated by Buyer, and any amounts or other property received or receivable in any such actions; and (e) The consideration paid by Buyer in connection with this Agreement.

     2.3 Assumption of Liabilities. As of the Closing Date, Buyer will assume Seller's unsecured payable to Eugene Welding Co. and/or Steelbank, Ltd., both subsidiaries of Tarpon Industries, Inc. in the approximate amount of Nine Hundred Ten Thousand Dollars ($910,000) (the "Assumed Liabilities"). Except as set forth in this Section and in the last sentence of Section 3.1, Buyer will not assume or become liable for the payment or performance of any liabilities or obligations of Seller or the Shareholders, whether direct or indirect, known or unknown, absolute or contingent.

                                   ARTICLE 3
                                PRICE AND PAYMENT

     3.1 Purchase Price. Upon the terms and subject to the conditions contained in this Agreement on the Closing Date and in consideration of the Purchased Assets (the "Purchase Price"), Buyer will assume the Assumed Liabilities and will pay the following on the account of Seller, by wire transfer in immediately available funds: (a) to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation ("Wachovia") the outstanding balance as of the Closing Date under a Loan and Security Agreement dated November 23, 2004 (as at any time amended, the "Loan Agreement"), between Wachovia and Seller which amount was Two Million Nine Hundred Sixty Four Thousand Eight Hundred Twenty Nine and 54/100 Dollars ($2,964,829.54) as of November 10, 2005 plus (i) all of Wachovia's costs, fees, expenses, and attorney's fees under the Loan Agreement;
(ii) accrued but unpaid interest, (iii) any amounts advanced under the Consent Order Authorizing Alleged Debtor to Obtain Continued Financing and to Perform Obligations under Pre-Petition Loan Agreement entered by the Bankruptcy Court on October 31, 2005, and (iv) any amounts advanced under any order hereafter entered by the Bankruptcy Court authorizing Seller to obtain continued financing from Wachovia as a debtor-in-possession; (b) to First South Bank, a Tennessee banking corporation ("First South"), the amount of Fifty Thousand Dollars ($50,000) in full satisfaction of all amounts outstanding as of the Closing Date under that certain Term Loan dated December 11, 2003 between First South and Seller; (c) and the Cure Amounts set forth in Section 3.2; and (d) One Hundred thousand Dollars ($100,000).

     3.2 Cure Amounts. At Closing and pursuant to Section 365 of the Bankruptcy Code, Seller shall assign to Buyer the Assumed Contracts. To the extent that any Assumed Contract is subject to costs necessary to "cure" (within the meaning of Section 365 of the Bankruptcy Code) any "defaults" (within the meaning of
Section 365 (b)(1) of the Bankruptcy Code) (the "Cure Amounts"), the Buyer shall either pay such Cure Amounts to the non-debtor parties to such Assumed Contracts at Closing and all Cure Amounts paid by Buyer shall be in addition to the Purchase Price or give notice to Seller that it has elected not to assume the Assumed Contract.

     3.3 Purchase Price Allocation. Not later than sixty (60) days after the Closing date, Buyer will deliver to Seller copies of Form 8594 and any required exhibits allocating the Purchase Price (including the Assumed Liabilities) among the Purchased Assets in accordance with Section 1060 of the Internal Revenue Code. Seller and Buyer agree to file all tax returns or reports for their respective taxable years in which the Closing occurs, to reflect the allocation agreed to by the parties and agree not to take any position inconsistent therewith before any governmental agency charged with the collection of any tax or in any judicial proceeding.

     3.4 Prorations. All personal property taxes, or ad valorem obligations and similar recurring taxes and fees on the Purchased Assets for taxable periods beginning before, and ending after, the Closing Date, shall be prorated between Buyer and Seller as of 12:01 a.m. Eastern Standard Time on the Closing Date.

                                   ARTICLE 4
                                   THE CLOSING

     4.1 Time, Place and Effectiveness. The closing of the transactions contemplated herein (the "Closing") shall take place on the Closing Date at such location to which all the parties to this Agreement may mutually agree. The Closing shall be deemed to be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date. On the Closing Date, the parties will execute and deliver all documents necessary to effect the transactions contemplated herein, including without limitation, those items listed in Section 4.2(b) and 4.2(c) below.

     4.2 Closing Date; Closing Deliveries.

          (a) Closing Date. The Closing shall occur within three (3) business days after satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement (other than the conditions which are contemplated to be satisfied at the Closing), or such other date as is mutually agreed to by the Parties, provided however, that the Closing Date shall be no later than December 15, 2005 (the "Closing Date").

          (b) Deliveries by Seller. Subject to the conditions set forth herein, at the Closing, Seller shall deliver to Buyer:

               (i) The tangible Purchased Assets;

               (ii) A bill of sale in  substantially  the  form as  attached  as
          Exhibit  4.2(b)(ii)  duly  executed  by Seller  (the  "Bill of Sale");

               (iii) A certificate of existence of Seller from the Secretary of State of Tennessee and each jurisdiction in which Seller is licensed or qualified to do business as a foreign corporation dated not more than thirty (30) days before the Closing Date;

               (iv) A certificate from the Secretary of Seller certifying as to the incumbency and signatures of its officers who will execute documents at the Closing or who have executed this Agreement, and certifying that nothing has occurred since the date of issuance of the certificate of good standing specified in Section 4.2(b)(iii) above, that would adversely affect such party's existence or good standing;

               (v) A certified, true and complete copy of the resolutions of the Shareholders of Seller authorizing the execution, delivery and performance of this Agreement, and all instruments and documents to be delivered in connection herewith, and the transactions contemplated hereby by such party;

               (vi) An assignment and assumption agreement with respect to the Assumed Liabilities substantially in the form of Exhibit 4.2(b)(vi) duly executed by Seller (the "Assignment Agreement");

               (vii) UCC-3 termination statements with respect to the Purchased Assets;

               (viii)  Seller's  books and  records  relating  to the  Purchased
          Assets;

               (ix) Documents evidencing the termination of the name "Fencemaster" as an assumed name which will be effective upon filing with the Secretary of State of each such entity's state of incorporation;

               (x) an assignment of the Marks; and

               (xi) All other documents of conveyance and transfer as Buyer or its counsel may reasonably request for the purpose of assigning, transferring, granting and conveying the Purchased Assets to Buyer or consummating the transactions contemplated herein.

          (c) Deliveries by Buyer. Subject to the conditions set forth herein, at the Closing, Buyer shall deliver to Seller:

               (i) The Purchase Price, as required under Section 3.1;

               (ii) The Assignment Agreement duly executed by Buyer;

               (iii) A certificate of good standing of Buyer from the Secretary of State of Michigan dated not more than thirty (30) days prior to Closing;

               (iv) A certificate from the Secretary of Buyer certifying as to the incumbency and signatures of its officers who will execute documents at the Closing or who have executed this Agreement, and certifying that nothing has occurred since the date of issuance of the certificate of good standing specified in Section 4.2(b)(v) above, that would adversely affect Buyer's corporate existence or good standing; and

               (v) A certified, true and complete copy of the resolutions of the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement, and all instruments and documents to be delivered in connection herewith, and the consummation of such transactions contemplated hereby by Buyer.

          (d) Other Closing Deliveries. In addition to the deliveries set forth in Sections 4.2(b) and (c) above, subject to the conditions set forth herein, at the Closing, the parties shall deliver or cause to be delivered the following:

               (i) A month to month lease agreement between Gageco Properties ("Landlord") and Buyer with respect to the premises located at 15 Bell Camp Road, Jackson, TN 38301 substantially in the form of Exhibit 4.2(d)(i) duly executed by Landlord; and

               (ii) An employment agreement between Buyer and David Perkins ("Perkins") substantially in the form of Exhibit 4.2(d)(ii) duly executed by Perkins.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller and the Shareholders, jointly and severally, hereby represent and warrant to Buyer that, subject to any approvals from the Bankruptcy Court that may be required under the Bankruptcy Code, on the date hereof:

     5.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has qualified to do business and is in good standing as a foreign corporation in all states where such qualification is necessary and has the corporate power and authority to own, lease, and operate its properties and assets and carry on the Business as such operations are now being conducted.

     5.2 Authority. Seller has the full corporate power, authority and legal right to execute and deliver this Agreement and to carry out the transactions and perform its obligations contemplated hereby. Each of the Shareholders has the full power, authority and legal right to execute and deliver this Agreement and to carry out the transactions and perform its obligations contemplated hereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Seller and all necessary action of each of the Shareholders, and the Transaction Documents when executed will be duly and validly executed and delivered by Seller and the Shareholders, and constitute legal, valid and binding obligations of them enforceable against them in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or the fact that specific performance is a remedy within the discretion of any court.

     5.3 Consents; No Violation. There is no requirement applicable to Seller or any Shareholders to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental authority as a condition to the lawful consummation by Seller of the transactions contemplated hereby and the execution and delivery of the Transaction Documents by Seller. The execution, delivery and performance of the Transaction Documents by Seller will not (a) conflict with any provision of the articles of organization or operating agreement of Seller, (b) conflict with, or result in a breach of any of the terms or provisions of or constitute (with notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any contract, note, bond, mortgage, indenture, agreement, lease or other instrument or obligation relating to Seller's business and to which Seller is a party or to which any of the Purchased Assets may be subject, or (c) violate any law, statute, rule, regulation, order, writ, injunction or decree of any governmental authority that is applicable to Seller or any of the Purchased Assets.

     5.4 Title to Purchased Assets. Seller has good and valid title to all of the tangible Purchased Assets.

     5.5 Contracts. Schedule 2.1(f) contains a true, accurate and complete list of the Assumed Contracts. Each Assumed Contract and each Customer purchase order is the legal, valid and binding obligation of the Seller and, to the knowledge of Seller and Shareholders, the other party or parties to such Assumed Contract or Customer purchase order. Seller is not in breach or default in any material respect under any Assumed Contract and, to the knowledge of Seller and the Shareholders no other party to any such Assumed Contract is in breach or default in any respect thereunder and no basis for any such claim exists. To the best of Seller's and Shareholders' knowledge, no condition exists that with the lapse of time or notice or both would constitute a breach or default thereunder. Seller has not assigned any of its rights to or obligations, and is not otherwise restricted for any reason from enjoying the full benefits, under any Assumed Contract.

     5.6 Compliance with Laws. Seller has conducted the Business, in all material respects, through the date of closing in accordance with all applicable laws, ordinances, statutes, rules, regulations and governmental orders applicable to Seller or the Business. Seller is in compliance in all material respects with all applicable laws, ordinances, statutes, rules, regulations and governmental orders having jurisdiction over Seller or the Business.

     5.7 Marks. The Seller is entitled to use the Marks in the Business as it presently uses them. To the knowledge of the Seller, no Mark used by the Seller in the Business is infringing upon the rights of any third party or is the subject of any infringement action. Seller has not granted to any third party any right, title or interest in or to the Marks. Schedule 2.1(e) is a true, accurate and complete list of the Seller's Marks.

     5.8 Accounts Receivable. All Accounts Receivable of Seller as of the Closing Date represent or will represent valid obligations arising from sales actually made or services actually performed by Seller in the ordinary course of business. Except to the extent paid prior to the Closing Date, such Accounts Receivable are or will be as of the Closing Date current and collectible. Each of such Accounts Receivable either has been or will be collected in full, without any setoff, within ninety (90) days after the day on which it first becomes due and payable except as set forth on Schedule 5.8. Except as set forth on Schedule 5.8, there is no contest, claim, defense or right of setoff, other than returns in the ordinary course of business of Seller, under any contract with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

     5.9 Inventories. All items included in the Inventories consist of a quality and quantity usable and, with respect to finished goods, saleable, in the ordinary course of business of Seller. Seller is not in possession of any inventory not owned by Seller, including goods already sold.

     5.10 Employee Benefits. There are no liabilities with respect to any employee benefit plan as defined by Section 3(3) of ERISA, specified fringe benefits plan as defined in Section 6039D of the Code or any other plan or trust for the benefit of Seller's employees (the "Employee Plans") for which Buyer could become liable as a result of consummation of the Transactions Contemplated by this Agreement. Seller shall retain all liabilities and obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") with respect to Seller's employees.

     5.11 Taxes.

          (a) Seller has filed or caused to be filed on a timely basis, or if late, will file within thirty (30) days after the Closing Date, all tax returns and all reports with respect to taxes that are or were required to be filed. All such tax returns and reports filed by Seller are, and with respect to those returns to be filed, will be, true, correct and complete. Seller has paid, or made provision for the payment of, all taxes that have or may have become due for all periods covered by the tax returns or pursuant to any assessment received by Seller.

          (b) All taxes in respect that Seller is or was required to withhold, deduct or collect have been duly withheld, deducted and collected and, to the extent required, shall have been paid to the proper governmental body or other person prior to the Closing Date.

     5.12 Brokers; Finders. No broker, finder or other person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken by Seller.

     5.13 Schedules. All Schedules attached hereto are true, correct and complete in all material respects as of the date hereof. Items disclosed, listed or referenced on each Schedule will be deemed to be disclosed, listed or referenced for purposes of such Schedule and for any other representation or warranty to which such item may relate.

                                   ARTICLE 6
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to Seller that on the date hereof:

     6.1 Organization and Good Standing.  Buyer is a corporation duly organized,
validly     existing     and    in    good     standing     under    the    laws
of Michigan.

     6.2 Authority. Buyer has the full corporate power, authority and legal right to execute and deliver the Transaction Documents and to carry out its transactions and perform its obligations contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and the Transaction Documents have been duly and validly executed and delivered by Buyer, and constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or the fact that specific performance is a remedy within the discretion of any court.

     6.3 Consents; No Violation. There is no requirement applicable to Buyer to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental authority as a condition to the lawful consummation by Buyer of the transactions contemplated hereby and the execution and delivery of the Transaction Documents by Buyer. The performance of the Transaction Documents by Buyer will not (a) conflict with any provision of the articles of incorporation or bylaws of Buyer, (b) conflict with, or result in a breach of any of the terms or provisions of or constitute (with notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which Buyer is a party that could reasonably be expected to impair Buyer's ability to perform its obligations hereunder, or (c) violate any law, statute, rule, regulation, order, writ, injunction or decree of any governmental authority that is applicable to Buyer.

     6.4 Commissions. No broker, finder or other person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken by Buyer.

                                   ARTICLE 7
                                    COVENANTS

     7.1 Covenants of Seller Prior to Closing.

          (a) Between the date of this Agreement and the Closing Date, and upon reasonable advance notice received from Buyer, Seller shall afford Buyer and its prospective lenders full access, during regular business hours, to Seller's personnel, properties, books and records and other documents and data, such rights of access to be exercised in a manner that does not unreasonably interfere with the operations of Seller, and furnish Buyer with such additional financial, operating and other relevant data and information as Buyer may reasonably request; and otherwise cooperate and assist, to the extent reasonably requested by Buyer, with Buyer's investigation of the properties and assets of Seller.

          (b) As promptly as practicable after the date of this Agreement, Seller shall make all filings required by applicable legal requirements to be made by it in order to consummate the transactions contemplated herein. Seller and the Shareholders shall cooperate with Buyer and its representatives in obtaining all consents and assignments required to effect the transfer of the Purchased Assets.

          (c) Between the date of this Agreement and the Closing Date, Seller, and Shareholders shall promptly notify Buyer in writing if any of them becomes aware of (i) any fact or condition that causes or constitutes a breach of any representations and warranties by Seller or Shareholders made as of the date of this Agreement or violation of any covenant, or (ii) the occurrence after the date of this Agreement of any fact or condition that would or be reasonably likely to (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had that representation or warranty been made as of the time of the occurrence of, or Seller's, or the Shareholders' discovery of, such fact or condition or of the occurrence of any event that may make the satisfaction of the conditions in Section 8.2 impossible or unlikely.

          (d) Until the Closing Date, Seller shall invoice its Customers in the normal course of business consistent with past practices.

     7.2 Mutual Covenants of Seller and Buyer.

          (a) Each of Seller, the Shareholders and Buyer shall use their best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated. Neither Seller, the Shareholders nor Buyer shall take any action or fail to take any commercially reasonable action if such action or failure could reasonably be expected to cause the representations of the other party contained in this Agreement to become false.

          (b) Each of Seller and Buyer shall cooperate and take such actions, and execute all such further instruments and documents, at or subsequent to the date hereof, as either may reasonably request in order to convey title to the Purchased Assets to Buyer and otherwise to effect the terms and purposes of this Agreement. Each of Seller and Buyer shall provide the other with access to all relevant documents and other information pertaining to the Purchased Assets which are needed by such other party for the purposes of preparing tax returns or responding to an audit by any governmental agency.

                                   ARTICLE 8
                              CONDITIONS TO CLOSING

     8.1 Conditions to Seller's Obligation to Close. The obligations of Seller to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to Closing of the following conditions, any one or more of which may be waived in writing by Seller:

          (a) All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made as of such date and Seller shall have received at Closing a certificate from Buyer to that effect. Buyer shall have performed and complied in all material respects with all covenants, obligations and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

          (b) All documents required to have been delivered by Buyer to Seller, and all actions required to have been taken by Buyer, at or prior to the Closing, shall have been delivered or taken.

     8.2 Conditions to Buyer's Obligation to Close. The obligations of Buyer to effect the transaction contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, any one or more of which may be waived in writing by Buyer:

          (a) All representations and warranties of Seller and the Shareholders contained in this Agreement shall be true and correct in all material respects as of the Closing as though made as of such date. Each of the representatives and warranties of Seller and the Shareholders in this Agreement that contains an express materiality qualification must be true and correct in all respects as of the Closing as though made as of such date and Buyer shall have received at Closing a certificate from Seller and the Shareholders to that effect. Seller and the Shareholders shall have performed and complied in all material respects with all covenants, obligations and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

          (b) All documents required to have been delivered by Seller and the Shareholders to Buyer, and all actions required to have been taken by or the Shareholders, as may be appropriate, at or prior to the Closing, shall have been delivered or taken.

          (c) Seller and the Shareholders shall have caused the documents and instruments required by Section 4.2(b) to be delivered.

          (d) First South shall have released its lien on the Purchased Assets which secures the Loan Agreement dated August 22, 2001 by and between First South, Seller, Gageco Properties, David Perkins, Betsy Perkins, Deborah Carpenter and Edward Carpenter.

          (e) The Bankruptcy Court shall have entered the Sale Order in form and substance reasonably acceptable to Buyer.

          (f) The Sale Order shall have been entered and shall have become a Final Order no later than one (1) business day prior to Closing. Notwithstanding any provision in this Agreement, the Buyer may, in its sole and absolute discretion elect to consummate the sale contemplated in this Agreement and waive the requirement that the Sale Order or any other Order shall have become Final Orders. No notice of such waiver of this or any other condition to closing need be given by the Buyer to any other person except to the Seller; it being the intention of the parties hereto that the Buyer shall be entitled to, and is not waiving, the protection of Bankruptcy Code ss. 363(m), the mootness doctrine and any similar statute or body of law if the closing occurs in the absence of a Final Order.

          (g) Such other documents as Buyer may reasonably request for the purpose of evidencing the accuracy of any of the representations and warranties of Seller and the Shareholders, evidencing the performance by Seller or the Shareholders of, or the compliance by Seller or the Shareholders with, any covenant or obligation required to be performed or complied with by Seller or the Shareholders, evidencing the satisfaction of any condition referred to in this Article 8 or otherwise facilitating the consummation or performance of any of the contemplated transactions.

     8.3 Mutual Conditions. The respective obligations of each of the parties to this Agreement to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) All documents required to have been delivered by Section 4.2(d) shall have been delivered.

          (b) No party to this Agreement shall be subject on the Closing Date to any order, decree or injunction of a court of competent jurisdiction that enjoins or prohibits the consummation of this Agreement and no governmental authority shall have instituted a suit or proceeding that is then pending that seeks to enjoin or prohibit the transactions contemplated hereby. Any party who is subject to any such order, decree or injunction or the subject of any such suit or proceeding shall take any reasonable steps within that party's control to cause any such order, decree or injunction to be modified so as to permit the Closing and to cause any such suit or proceeding to be dismissed.

          (c) No federal, state, local or foreign, if any, law, statute, regulation, code, ordinance or decree shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental authority of competent jurisdiction shall be in effect, having the effect of making the transactions contemplated herein illegal or otherwise prohibiting consummation of the transactions contemplated herein.

                                   ARTICLE 9
                    BANKRUPTCY COURT MATTERS AND TERMINATION

     9.1 Approval of Sale and Bidding Procedure.

          (a) On or before November 14, 2005, Seller shall file a motion with the Bankruptcy Court requesting entry of an order approving the procedures by which bidding for the Seller's assets could occur (the "Bidding Procedures") and approving the sale of all or substantially all of the Seller's Assets (the "Sale Order").

          (b) Following the filing of the motion requesting entry of the Sale Order, the Seller shall provide appropriate notice to: (i) all parties entitled to notice under Bankruptcy Code, the Bankruptcy Rules, and any order entered in the Cases; (ii) whether or not they are entitled to notice under the Bankruptcy Code, the Bankruptcy Rules, and any order entered in the Cases, all parties to Assumed Contracts and all taxing authorities in jurisdictions applicable to the business of Seller.

          (c) As used in this Agreement, an "Alternative Transaction" shall include the sale (whether by stock sale, merger, consolidation or otherwise) of all or a substantial portion of the capital stock of Seller to a party other than Buyer, or (b) the sale of all or any of the Purchased Assets pursuant to the Bidding Procedures to a party other than Buyer.

          (d) If the Sale Order or any other orders of the Bankruptcy Court relating to this Agreement shall be appealed by any party (or a petition for certiorari or motion for reconsideration, amendment, clarification, modification, vacation, stay, rehearing or reargument shall be filed with respect to any such order), Seller shall diligently defend against such appeal, petition or motion and shall use its reasonable best efforts to obtain expedited resolution of any such appeal, petition or motion. Seller shall not file any motion or application seeking entry of the Sale Order, or any pleading or filing relating to the Cure Amounts with the Bankruptcy Court or any other court or governmental authority without the consent of Buyer, which consent shall not be unreasonably withheld or delayed.

          (e) Seller shall cooperate with Buyer and its representatives in connection with the Sale Order and the bankruptcy proceedings in connection therewith. Such cooperation shall include, but not be limited to, consulting with Buyer at Buyer's reasonable request concerning the status of such proceedings and providing Buyer with copies of requested pleadings, notices, proposed orders and other documents related to such proceedings as soon as reasonably practicable prior to any submission thereof to the Bankruptcy Court. Seller further covenants and agrees that the terms of any plan it submits to the Bankruptcy Court shall not conflict with, supersede, abrogate, nullify or restrict the terms of this Agreement, or in any way prevent or interfere with the consummation of performance of the transactions contemplated by this Agreement, including without limitation, any transactions contemplated by or approved pursuant to the Sale Order.

          (f) Notwithstanding anything to the contrary, neither Buyer nor Seller shall be prohibited or otherwise restrained from making any filing with the Bankruptcy Court to challenge or object to the entry of an order by the Bankruptcy Court approving the entry by Seller into an Alternative Transaction.

     9.2 No Solicitation Period. Following entry of the Sale Order until the bid deadline set forth therein, Seller and its respective officers, directors, other employees, attorneys, financial advisors, accountants, agents and other representatives shall not be subject to any restrictions with respect to the solicitation or encouragement of any entity concerning the potential or actual submission of a qualified bid in accordance with the Bidding Procedures; provided, however, that within twenty-four (24) hours after Seller's receipt of any offer for an Alternative Transaction, Seller must deliver to Buyer by electronic or facsimile transmission or same day courier service true and complete copies of all documents related to any such Alternative Transaction.

     9.3 Termination.

          (a) At any time by written notice given prior the Closing, this Agreement may be terminated (without prejudice to other remedies which may be available to the parties under this Agreement, at law or in equity):

               (i) by Buyer if a material breach of any provision of this Agreement has been committed by Seller or the Shareholders and such breach has not been cured within forty-eight (48) hours from the time notice of such breach has been given by Buyer or such breach has not been waived by Buyer;

               (ii) by Seller if a material breach of any provision of this Agreement has been committed by Buyer and such breach has not been cured within forty-eight (48) hours from the time notice of such breach has been given by Seller or such breach has not been waived by Seller;

               (iii) by Buyer if any condition in Section 8.2 has not been satisfied as of the date specified for Closing in Section 4.2 or if satisfaction of such a condition by such date is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before such date; or

               (iv) by Seller, if any condition in Section 8.1 has not been satisfied as of the date specified for Closing in Section 4.2 or if satisfaction of such a condition by such date is or becomes impossible (other than through the failure of Seller to comply with their obligations under this Agreement) and Seller has not waived such condition on or before such date;

               (v) by mutual written consent of Buyer and Seller;

               (vi) by Buyer if the Closing has not occurred on or before December 15, 2005, or such later date as the parties may agree upon, unless the Buyer is in material breach of this Agreement;

               (vii) by Seller and Shareholders if the Closing has not occurred on or before December 15, 2005, or such later date as of the parties may agree upon, unless the Seller or Shareholders are in material breach of this Agreement; or

               (viii) by Seller, in the event that a bid submitted by a bidder other than Buyer is the higher and better bid in accordance with the Bidding Procedures and is approved by the Bankruptcy Court.

          (b) Each party's right of termination under Section 9.3 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. If the obligations of the parties to effect the contemplated transactions are terminated pursuant to Section 9.3, all further obligations of the parties under this Agreement will terminate, except that the obligations of the parties in Section 9.1 will survive; provided, however, that if obligations under this Agreement are terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

          (c) If this Agreement shall be terminated, each party will (i) redeliver all documents, work papers and other materials of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, to the party furnishing the same, and (ii) destroy all documents, work papers and other materials developed by its accountants, agents and employees in connection with the transactions contemplated hereby which embody proprietary information or trade secrets furnished by any party hereto or deliver such documents, work papers and other materials to the party furnishing the same or excise such information or secrets therefrom. All information received by any party hereto with respect to the business of any other party or any of its subsidiaries (other than information which is in the public domain) shall not at any time be used for personal advantage or disclosed by such party to any third person to the detriment of the party furnishing such information or any of its subsidiaries or affiliates. This provision shall continue in full force and effect after any termination.

          (d) Break Up Fee. To reimburse the Buyer for the costs and out-of-pocket expenses incurred by the Buyer in connection with its legal, accounting and business due diligence, the preparation and negotiation of this Agreement and otherwise in connection with the transactions contemplated herein and in recognition of the substantial contribution made by the Buyer's offer to purchase the Purchased Assets in accordance with the terms and conditions of this Agreement, in the event that the transactions contemplated by this Agreement are not consummated as a result of a termination of this Agreement pursuant to Section 9.3(a)(viii) of this Agreement after the Bid Procedures Order is entered, then the Seller shall pay to the Buyer, solely from the proceeds of an Alternative Transaction and immediately upon the closing thereof, an amount equal to One Hundred Sixty-Six Thousand Dollars ($166,000) (the "Break-up Fee").

                                   ARTICLE 10
                       ADDITIONAL COVENANTS AND AGREEMENTS

     10.1 Covenant Not to Compete.

          (a) For a period of three (3) years after the Closing Date, neither Seller nor its Shareholders shall directly or indirectly invest in, own, manage, operate, finance, control, advise, render services to or guarantee the obligations of any Person (i) engaged in or planning to become engaged in the steel tube or kennel manufacturing business, (ii) who is or was, at any time, a customer or supplier of Seller ("Competing Business"), provided, however, that Seller may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any Person (but may not otherwise participate in the activities of such Person) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act.

          (b) For a period of three (3) years after the Closing Date, neither Seller nor its Shareholders shall, directly or indirectly:

               (i) solicit the business of any Person who is a customer of Buyer;

               (ii) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other business relation of Buyer to cease doing business with Buyer, to deal with any competitor of Buyer or in any way interfere with its relationship with Buyer;

               (iii) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other business relation of Seller on the Closing Date or within the year preceding the Closing Date to cease doing business with Buyer, to deal with any competitor of Buyer or in any way interfere with its relationship with Buyer; or

               (iv) without Buyer's prior consent hire, retain or attempt to hire or retain any employee or independent contractor of Buyer who is in a sales or management position.

          (c) After the Closing Date, Seller will not disparage Buyer or any of Buyer's shareholders, directors, officers, employees or agents.

          (d) If a final judgment of a court or tribunal of competent jurisdiction determines that any term or provision contained in Sections 10.1(a) through 10.1(c) is invalid or unenforceable, then the parties agree that the court or tribunal will have the power to reduce the scope, duration or geographic area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. This Section 10.1 will be enforceable as so modified after the expiration of the time within which the judgment may be appealed. This Section 10.1 is reasonable and necessary to protect and preserve Buyer's legitimate business interests and to prevent any unfair advantage conferred on Seller or the Shareholders.

     10.2 Customer and Other Business Relationships. After the Closing, Seller will cooperate with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of Seller existing prior to the Closing and relating to the business to be operated by Buyer after the Closing, including relationships with customers, suppliers and others. Seller will refer to Buyer all inquiries relating to such business.

     10.3 Employment. At any time immediately prior to or after the Closing, Buyer shall be permitted to offer employment to any of Seller's employees and officers.

     10.4 Further Assurances. The parties shall cooperate reasonably with each other and with their respective representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

     11.1 Expenses. Each party shall pay all costs and expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby.

     11.2 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of each party hereto.

     11.3 Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of one party to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by any other party only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered by hand or a reputable national over-night courier service or by facsimile transmission or three (3) business days after mailing when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties in the manner provided below:

          (a) Any notice to Seller or Shareholders shall be given to such party at the following address:

              C&W Manufacturing, Inc.
              15 Bell Camp Road
              Jackson, TN  38301
              Attn:  David Perkins

          (b) Any notice to Buyer shall be given to Buyer at the following address:

              FM, Inc.
              2420 Wills St.
              Marysville, MI  48040-1978
              Attn:  J. Peter Farquhar, Chief Executive Officer

Any party may change the address to which notice is to be given by notice given in the manner set forth above.

     11.5 Binding Agreement; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. Nothing expressed or referred to in this Agreement will be construed to give any third party any legal or equitable right, remedy or claim under or with respect to this Agreement, except as such rights shall inure to a successor or permitted assignee pursuant to this Section 11.5.

     11.6 Governing Law. The execution, interpretation and performance of this Agreement shall be governed by the internal laws and judicial decisions of the State of Michigan, without regard to its conflicts of laws provisions.

     11.7  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.8 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. The warranties, representations, covenants, rights and remedies of the parties hereunder shall be construed as being cumulative. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     11.9 Entire Agreement. This Agreement, including any Exhibits and Schedules hereto, embodies the entire agreement and understanding of the parties with respect of the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

     11.10 Specific Performance. Seller and the Shareholders acknowledge and agree that Buyer would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Seller or the Shareholders could not be adequately compensated by monetary damages. Accordingly, Seller and the Shareholders agree that, in addition to any other right or remedy to which Buyer may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of the provisions of this Agreement, without posting any bond or other undertaking.

     11.11 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     11.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     11.13 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     11.14 Public Announcements. Any public announcement, press release or similar publicity with respect to this Agreement or the transactions contemplated by it will be issued, if at all, at such time and in such manner as Buyer determines. Except with the prior consent of Buyer or as permitted by this Agreement, neither Seller nor Shareholders shall disclose to any Person any information about the contemplated transactions, including the status of such discussions or negotiations, the execution of any documents (including this Agreement) or any of the terms of the contemplated transactions or the related documents (including this Agreement). Seller and Buyer will consult with each other concerning the means by which Seller's employees, customers, suppliers and others having dealings with Seller will be informed of the contemplated transactions, and Buyer will have the right to be present for any such communication.

     IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be signed by their respective authorized officers as of the date first written above.

                                FM, INC.



                                By:-------------------------------------------
                                   J. PETER FARQUHAR
                                   Its:  CHIEF EXECUTIVE OFFICER


                                C&W MANUFACTURING, INC.



                                By:-------------------------------------------
                                   DAVID PERKINS
                                   Its: PRESIDENT


                                THE SHAREHOLDERS:



                                ----------------------------------------------
                                DAVID PERKINS, INDIVIDUALLY



                                ----------------------------------------------
                                DEBORAH CARPENTER, INDIVIDUALLY